UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 2, 2014

MURPHY USA INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35914	46-2279221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street, El Dorado, Arkansas		71730-5836
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (870) 875-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement

On September 2, 2014, Murphy Oil USA, Inc. (for purposes of this description, the “Borrower”), a wholly-owned subsidiary of Murphy USA Inc. (“Murphy USA”), together with Murphy USA and certain subsidiaries entered into a Third Amendment (the “Third Amendment”) to the Credit Agreement originally entered into on August 30, 2013 with JP Morgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto (as previously amended, the “Credit Agreement”).  The Third Amendment modified various provisions of the Credit Agreement to, among other things, (1) extend the maturity date of the Credit Agreement to five years from the effective date of the Third Amendment and (2) amend the terms of various covenants within the Credit Agreement.

The foregoing summary is qualified in its entirety by reference to the Third Amendment, which is attached as Exhibit 10.1.  The representations and warranties of Murphy USA and the Borrower in the Third Amendment were made only for purposes of that agreement and as of specific dates and were solely for the benefit of the lenders party thereto.  The Third Amendment is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business, or operational information about Murphy USA and its subsidiaries.  The representations and warranties made by Murphy USA and the Borrower in the Third Amendment may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.       Description

10.1

Third Amendment, dated as of September 2, 2014, to the Credit Agreement, dated as of August 30, 2013, among Murphy Oil USA, Inc. as borrower, Murphy USA Inc. and certain subsidiaries, and JP Morgan Chase Bank, N.A. as administrative agent and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.
Date:	September 5, 2014	By:	/s/ Donald R. Smith, Jr.
			Name:	Donald R. Smith, Jr.
			Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
10.1

Third Amendment, dated as of September 2, 2014, to the Credit Agreement, dated as of August 30, 2013, among Murphy Oil USA, Inc. as borrower, Murphy USA Inc. and certain subsidiaries, and JP Morgan Chase Bank, N.A. as administrative agent and the other lenders party thereto.